Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 2005
                              (September 4, 2004)


           AUSTRALIAN AGRICULTURE AND PROPERTY DEVELOPMENT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                405 Park Avenue -
                                   15th Floor
                               New York, New York
            Delaware                 10022                13-4105842
--------------------------------------------------------------------------------
         (State or other          (Address of         (I.R.S. Employer
         jurisdiction of           Principal         Identification No.)
         incorporation or      Executive Offices)
         organization)




Registrant's telephone number, including area code: 011-44-797-905-7708

      Australian Agriculture and Property Development Corporation f/k/a Global Wireless Satellite Networks (USA), Inc. (the "Company") is filing this Amendment No. 1 to its Form 8-K dated September 16, 2004, as previously filed with the SEC on that date, to include certain financial statements pursuant to Item 9.01 of the Form 8-K, commencing on Page F-1 immediately following the signatures.

Item 1.01 Entry into a Material Definitive Agreement.

On September 4, 2004, the Company entered into an agreement with Australian Agriculture & Property Management Ltd, No 2 Holdings Pty Ltd and Victorian Land Development Pty Ltd (collectively, "AAPD"), to issue 85,000,000 shares of its common stock, in the aggregate, to: (i) the shareholders of AAPD; (ii) Hemingway Corporate Ventures, S.A.; (iii) Mr. Gary Stewart; (iv) Mr. Benjamin Mauerberger; and (v) Mr. Barry Russell, in exchange for all of the issued and outstanding shares of AAPD ("Exchange Agreement"). As a result, AAPD shall become wholly-owned subsidiaries of the Company.

As additional consideration, the Company transferred Two Hundred Fifty Thousand ($250,000) Australian Dollars to AAPD.

Item 2.01 Completion of Acquisition of Assets.

Please see Item 1.01 of this current report.

Item 3.02 Unregistered Sales of Equity Securities.

Please see Item 1.01 of this current report.

Item 9.01 Financial Statements and Exhibits


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Australian Agriculture and Property Development Corporation

Date: February 18, 2005


/s/ Harry Chauhan
------------------
Mr. Harry Chauhan,
President

              AUSTRALIAN AGRICULTURE AND PROPERTY DEVELOPMENT CORP.
            (Formerly Global Wireless Satellite Networks [USA], Inc.)

                          AUDITED FINANCIAL STATEMENTS

                  FOR THE YEAR ENDED DECEMBER 31, 2003 and 2002



CONTENTS

--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm           Page    F 1

Combined Balance Sheets                                                   F 2

Combined Statements of Operations                                         F 3

Combined Statements of Cash Flows                                         F 4

Combined Statements of Stockholders' Equity                               F 5

Notes to Combined Financial Statements                                    F 6

                              MEYLER & COMPANY, LLC
                          CERTIFIED PUBLIC ACCOUNTANTS
                                  ONE ARIN PARK
                                 1715 HIGHWAY 35
                              MIDDLETOWN, NJ 07748



             Report of Independent Registered Public Accounting Firm


To the Board of Directors
Australian Agriculture and Property Development Corp.
London, UK

We have audited the accompanying combined balance sheets of Australian Agriculture and Property Development Corp. (Formerly Global Wireless Satellite Networks, [USA], Inc.) consisting of the following individual companies:
Australian Agricultural and Property Management Limited, Victoria Land Development Pty. Ltd., and No. 2 Holdings Pty. Ltd. as of December 31, 2003 and 2002 and the related combined statements of operations, stockholders' equity, and cash flows for each of the two years in the period ended December 31, 2003. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the Company as of December 31, 2003 and 2002, and the combined results of its operations and its cash flows for each of the two years in the period ended December 31, 2003, in conformity with U.S. generally accepted accounting principles..




                                          /s/ Meyler & Company, LLC



Middletown, NJ
January 31, 2005


                                       F1

              AUSTRALIAN AGRICULTURE AND PROPERTY DEVELOPMENT CORP.
            (Formerly Global Wireless Satellite Networks [USA], Inc.)

                             COMBINED BALANCE SHEETS


                                                                      December 31,
                                                              -------------------------
                                                                  2003          2002
                                                              -----------   -----------
                                     ASSETS
Cash and cash equivalents                                     $    21,180   $     5,348
Inventories-at the lower of cost or
  fair value-lots held for sale                                76,811,034     1,101,494
Receivables                                                     1,238,927       683,328
Property, plant and equipment                                   1,568,922       672,188
Prepaid expenses and other assets                                 273,547
                                                              -----------   -----------
     Total Assets                                             $79,913,610   $ 2,462,358
                                                              ===========   ===========


                      LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Accounts payable and other liabilities                      $57,838,796   $   935,554
  Mortgage notes payable                                        9,762,584
  Loans from related parties - unsecured                        8,287,674       902,395
  Taxes payable                                                 1,375,955       208,410
                                                              -----------   -----------
     Total Liabilities                                         77,265,009     2,046,359

Stockholders' Equity:
  Preferred stock, $0.001 par value, 10,000,000 shares
    authorized, no shares issued and outstanding
  Common stock, no par value, 300 shares authorized
    and outstanding                                                                 315
  Common stock $0.001 par value, 90,000,000 shares
     authorized , 86,054,334  shares issued and outstanding        86,054
  Paid in capital                                               1,618,828
  Accumulated comprehensive income                                 31,264        34,900
  Retained earnings                                               912,455       380,784
                                                              -----------   -----------
     Total Stockholders' Equity                                 2,648,601       415,999
                                                              -----------   -----------
     Total Liabilities and Stockholders' Equity               $79,913,610   $ 2,462,358
                                                              ===========   ===========


                 See accompanying notes to financial statements.


                                       F2

              AUSTRALIAN AGRICULTURE AND PROPERTY DEVELOPMENT CORP.
            (Formerly Global Wireless Satellite Networks [USA], Inc.)

                        COMBINED STATEMENTS OF OPERATIONS


                                              Year Ended December 31,
                                             -------------------------
                                                 2003          2002
                                             -----------   -----------
Revenues:
  Land sales                                 $ 2,540,460
  Consulting                                               $    61,766
  Other                                           24,622        26,657
                                             -----------   -----------
    Total Revenue                              2,565,082        88,423

Expenses:
  Cost of sales                                1,752,725
  Administrative                                   6,055         1,898
  Interest                                        17,023
  Depreciation                                     2,165
  Other                                           17,860        17,823
                                             -----------   -----------
    Total Expenses                             1,795,828        19,721

Income before income taxes                       769,254        68,702

Income taxes                                     237,583        21,880
                                             -----------   -----------

Net income                                   $   531,671   $    46,822
                                             ===========   ===========

Net income per common share
  (basic and diluted)                        $      0.01   $      0.01
                                             ===========   ===========

Weighted average common shares outstanding    86,054,334    86,054,334
                                             ===========   ===========


               See accompanying notes to financial statements.

                                       F3

             AUSTRALIAN AGRICULTURE AND PROPERTY DEVELOPMENT CORP.
            (Formerly Global Wireless Satellite Networks [USA], Inc.)

                        COMBINED STATEMENTS OF CASH FLOWS


                                                       Year Ended December 31,
                                                   ----------------------------
                                                       2003             2002
                                                   ------------    ------------
CASH FLOWS FROM OPERATING
  ACTIVITIES
  Net income                                       $    531,671    $     46,822
  Adjustments to reconcile net income to
   cash flows used in operating activities:
     Depreciation                                         2,165
  Changes in operating activities:
   Increase in prepaid expenses                        (273,547)
   Increase in inventories                          (18,173,344)       (246,494)
   Increase in receivables                             (325,393)        (69,416)
   (Decrease) increase in accounts payable and
     other liabilities                                 (576,825)         22,288
   Increase in taxes payable                          1,097,336          22,695
                                                   ------------    ------------
      NET CASH USED IN
         OPERATING ACTIVITIES                       (17,717,937)       (224,105)
                                                   ------------    ------------
CASH FLOWS FROM INVESTING
  ACTIVITIES
  Capital expenditures                                 (898,900)
                                                   ------------    ------------
     NET CASH USED IN
       INVESTING ACTIVITIES                            (898,900)
                                                   ------------    ------------
CASH FLOWS FROM FINANCING
  ACTIVITIES
  Mortgages notes payable                             9,762,584
  Loans from related parties, unsecured               7,081,272         227,395
  Capital contributions                               1,704,567
                                                   ------------    ------------
     NET CASH PROVIDED BY
       FINANCING ACTIVITIES                          18,548,423         227,395
                                                   ------------    ------------
EFFECT OF EXCHANGE RATE
  CHANGES ON CASH                                        84,246           1,772
                                                   ------------    ------------

INCREASE IN CASH                                         15,832           5,062

CASH, BEGINNING OF PERIOD                                 5,348             286
                                                   ------------    ------------
CASH, END OF PERIOD                                $     21,180    $      5,348
                                                   ============    ============

SUPPLEMENTAL CASH FLOW INFORMATION
  Inventory not owned                              $ 57,165,114    $     85,500
  Interest paid                                          18,730             503


See accompanying notes to financial statements

                                       F4

           AUSTRALIAN AGRICULTURE AND PROPERTY DEVELOPMENT CORP., INC.
            (Formerly Global Wireless Satellite Networks [USA], Inc.)

                   COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY



                                             Common Stock              Additional                                       Total
                                     ----------------------------       Paid In        Retained      Comprehensive  Stockholders
                                        Shares          Amount          Capital        Earnings      Income (Loss)     Equity
                                     -------------------------------------------------------------------------------------------

Balance, December 31, 2001                    100    $        315                    $    333,962    $     (1,563)  $    332,714
Net income for the year ended
   December 31, 2002                                                                       46,822          36,463         83,285
                                     ------------    ------------    ------------    ------------    ------------   ------------
Balance, December 31, 2002                    100             315                         380,784          34,900        415,999
Additional capital contribution                                      $  1,704,567                                      1,704,567
Net income for the year ended
   December 31, 2003                                                                      531,671          (3,636)       528,035
                                     ------------    ------------    ------------    ------------    ------------   ------------
Balance, December 31, 2003
   prior to reverse merger                    100             315       1,704,567         912,455          31,264      2,648,601
Reverse merger (Note 1)
   Exchange of AAPD shares
     for Global Wireless Satellite
     Networks [USA], Inc,                    (100)           (315)            315
   Stockholder's equity of Global
     Wireless Satellite Networks,
     [USA], Inc. at date of merger      1,054,334           1,054       1,113,150      (1,114,204)
   Reverse merger capitalization                                       (1,114,204)      1,114,204
   Issuance of shares at date of
     merger                            85,000,000          85,000         (85,000)
                                     ------------    ------------    ------------    ------------    ------------   ------------
Balance December 31, 2003
   after giving retroactive
         effect to reverse merger      86,054,334    $     86,054    $  1,618,828    $    912,455    $     31,264   $  2,648,601
                                     ============    ============    ============    ============    ============   ============


                  See accompanying notes to financial statements.

                                       F5

              AUSTRALIAN AGRICULTURE AND PROPERTY DEVELOPMENT CORP.
            (Formerly Global Wireless Satellite Networks [USA], Inc.)

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                December 31, 2003


NOTE A - BASIS OF PRESENTATION AND NATURE OF BUSINESS

         The Company known as Australian Agriculture and Property Development Corp. consists of the following individual companies: Australian Agricultural and Property Management Limited ("AAPM"), Victoria Land Development Pty. Ltd. ("Victoria") and No. 2 Holdings Pty. Ltd. ("No. 2") is in the land development business. Prior to 2003, AAPM also engaged in consulting services for land development. The Company purchases large tracts of land, provides the required infrastructure, performs subdivisions and markets the improved land subdivided to home builders. These individual companies were incorporated in the year 2000. The combined financial statements include the results of operations since inception for AAPM, Victoria and No. 2. There were no significant intercompany transactions or balances.

         Reverse Merger

         On September 4, 2004, Global Wireless Satellite Networks (USA), Inc. ("Global") acquired all of the Company's outstanding common stock by the issuance of 85,000,000 shares of its $0.001 par value common stock (the "Merger"). Simultaneously, Global changed its name to Australian Agricultural and Property Development Corporation. In connection with the merger, the Company became a wholly owned subsidiary of Global and the Company's officers and directors replaced Global's officers and directors. Prior to the merger, Global was a non-operating "shell" corporation. Pursuant to Securities and Exchange Commission rules, the Merger of a private operating company (AAPD) into a non-operating public shell corporation with nominal net assets (Global) is considered a capital transaction. Accordingly, for accounting purposes, the Merger has been treated as an acquisition of Global by the Company and a recapitalization of the Company. The historical financial statements prior to December 31, 2003 are those of the Company. Since the Merger is a recapitalization of the Company and not a business combination, proforma information is not presented.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Foreign Currency Translation

         The Company considers the Australian Dollar to be its functional currency. Assets and liabilities were translated into US dollars at the period-end exchange rates. Statement of operations amounts were translated using the average rate during the year. Gains and losses resulting from translating foreign currency financial statements were accumulated in other comprehensive income, a separate component of stockholders' equity.

         Cash Equivalents

         For purposes of reporting cash flows, cash equivalents include investment instruments purchased with a maturity of three months or less. There were no cash equivalents in 2003 or 2002.

         Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



                                       F6

             AUSTRALIAN AGRICULTURE AND PROPERTY DEVELOPMENT CORP.
            (Formerly Global Wireless Satellite Networks [USA], Inc.)

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                December 31, 2003


NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Income Recognition from Land Sales

         Income from land sales are recorded when title is conveyed to the buyer, adequate cash payment has been received and there is no continued involvement.

         Inventories

         Inventories and long-lived assets held for sale are recorded at the lower of cost or fair value less selling costs. Fair value is defined as the amount at which an asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. Construction costs are accumulated during the period of construction and charged to cost of sales under specific identification methods. Land, land development, and common facility costs are allocated based on buildable acres to product types within each project, then charged to cost of sales equally based upon the number of lots to be improved. For inventories under development, a loss is recorded when events and circumstances indicate impairment and the undiscounted future cash flows generated are less than the related carrying amounts. The impairment loss is based on discounted cash flows generated from expected revenue, cost to complete including interest, and selling costs.

         Interest

         Costs related to properties under development are capitalized during the land development period and expensed as cost of sales interest as the related inventories are sold. Costs related to properties not under development are charged to interest expense separately in the Combined Statements of Operations.

         Land Options

         Costs are capitalized when incurred and either included as part of the purchase price when the land is acquired or charged to operations when the Company determines it will not exercise the option. In accordance with Financial Accounting Standard Bond ("FASB") Issued Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51 ("FIN 46"), SFAS No. 49 Accounting for Product Financing Arrangements ("SFAS 49"), SFAS No. 98 Accounting for Leases ("SFAS 98"), and Emerging Issues Task Force ("EITF No. 97-10") The Effect of Lessee Involvement in Asset Construction ("EITF 97-10"), the Company records on the Combined Balance Sheet specific performance options, options with variable interest entities, and other options under combined inventory not owned with the specific offset to liabilities from inventory not owned.

         Post Development Completion Costs

         In those instances when a development is substantially complete and sold and the Company has additional construction work to be incurred, an estimated liability is provided to cover the cost of such work and is recorded in accounts payable and other liabilities in the accompanying Combined Balance Sheet.

         Deferred Income Tax

         Deferred income taxes or income tax benefits are provided for temporary differences between amounts recorded for financial reporting and for income tax purposes.


                                       F7

              AUSTRALIAN AGRICULTURE AND PROPERTY DEVELOPMENT CORP.
            (Formerly Global Wireless Satellite Networks [USA], Inc.)

               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2003


NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Property and Equipment and Depreciation

         Property and equipment is stated at cost and is depreciated using the straight line method over the estimated useful lives of the respective assets. Routine maintenance, repairs and replacement costs are expensed as incurred and improvements that extend the useful life of the assets are capitalized. When property and equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is recognized in operations.

         Net Loss Per Common Share

         The Company computes per share amounts in accordance with Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings per Share". SFAS No. 128 requires presentation of basic and diluted EPS. Basic EPS is computed by dividing the income available to Common Stockholders by the weighted-average number of common shares outstanding for the period. Diluted EPS is based on the weighted-average number of shares of Common Stock and Common Stock equivalents outstanding during the periods. Net loss per common share has been calculated as if the Merger occurred on January 1, 2003.

         Comprehensive Income (Loss)

         SFAS No. 130 establishes standards for the reporting and disclosure of comprehensive income and its components which will be presented in association with a company's financial statements. Comprehensive income is defined as the change in a business enterprise's equity during a period arising from transactions, events or circumstances relating to non-owner sources, such as foreign currency translation adjustments and unrealized gains or losses on available-for-sale securities. It includes all changes in equity during a period except those resulting from investments by or distributions to owners. Comprehensive income is accumulated in accumulated other comprehensive income, a separate component of stockholders' equity.

         Stock-Based Compensation

         SFAS No. 123, "Accounting for Stock-Based Compensation" prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires employee compensation expense to be recorded (1) using the fair value method or (2) using the intrinsic value method as prescribed by accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB25") and related interpretations with pro forma disclosure of what net income and earnings per share would have been if the Company adopted the fair value method. The Company accounts for employee stock based compensation in accordance with the provisions of APB 25. For non-employee options and warrants, the company uses the fair value method as prescribed in SFAS 123.


                                       F8

              AUSTRALIAN AGRICULTURE AND PROPERTY DEVELOPMENT CORP.
            (Formerly Global Wireless Satellite Networks [USA], Inc.)

               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2003


NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Business Combinations and Goodwill

         In July 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141, "Business Combinations". SFAS No. 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates the pooling-of-interests method.

         In July 2001, the FASB issued SFAS NO. 142, "Goodwill and Other Intangible Assets", which the Company adopted during 2003. SFAS No. 142 requires, among other things, the discontinuance of goodwill amortization. In addition, the standard includes provisions for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill and the identification of reporting units for purposes of assessing potential future impairment of goodwill.

         In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 changes the accounting for long-lived assets to be held and used by eliminating the requirement to allocate goodwill to long-lived assets to be tested for impairment, by providing a probability weighted cash flow estimation approach to deal with situations in which alternative courses of action to recover the carrying amount of possible future cash flows and by establishing a primary-asset approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for long-lived assets to be held and used. SFAS No. 144 changes the accounting for long-lived assets to be disposed of other than by sale by requiring that the depreciable life of a long-lived asset to be abandoned be revised to reflect a shortened useful life and by requiring the impairment loss to be recognized at the date a long-lived asset is exchanged for a similar productive asset or distributed to owners in a spin-off if the carrying amount of the asset exceeds its fair value. SFAS No 144 changes the accounting for long-lived assets to be disposed of by sale by requiring that discontinued operations no longer be recognized at a net realizable value basis (but at the lower of carrying amount or fair value less costs to sell), by eliminating the recognition of future operating losses of discontinued components before they occur, and by broadening the presentation of discontinued operations in the income statement to include a component of an entity rather than a segment of a business. A component of an entity comprises operations and cash flows that can be clearly distinguished operationally, and for financial reporting purposes, from the rest of the entity.

NOTE C - INVENTORIES - LOTS HELD FOR RESALE

         Inventories consist of the following at:

                                                               December 31,
                                                       -------------------------
                                                           2003          2002
                                                       -----------   -----------
             Acquisition costs                         $75,792,376   $ 1,068,750
             Development costs capitalized                 177,452
             Borrowing and holding costs capitalized       841,206        32,744
                                                       -----------   -----------
                                                       $76,811,034   $ 1,101,494
                                                       ===========   ===========


                                       F9

              AUSTRALIAN AGRICULTURE AND PROPERTY DEVELOPMENT CORP.
            (Formerly Global Wireless Satellite Networks [USA], Inc.)

               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2003


NOTE D - PROPERTY, PLANT, AND EQUIPMENT

         Property, plant, and equipment consist of the following at:

                                                   December 31,
                                              -----------------------     Useful
                                                 2003         2002         Life
                                              ----------   ----------   ----------
             Land                             $1,217,896   $  618,750
             Buildings                           356,517       56,250     30 years
                                              ----------   ----------
                                               1,574,413      675,000
             Less: accumulated depreciation        5,491        2,812
                                              ----------   ----------
                                              $1,568,922   $  672,188
                                              ==========   ==========


NOTE E - MORTGAGE NOTES PAYABLE

         Mortgage notes payable are secured by first mortgages on inventories of lots held for resale with interest rates ranging from 7.75% to 20% with a default rate of an additional 4%. The notes at December 31, 2003 consist of:

             Current due June 26, 2004              $3,515,149
             Long term due from June 19, 2006 to
               December 19, 2006                     5,852,064
             Long term due in ten years, variable
               interest rate, currently 7.8%           395,371
                                                    ----------
                                                    $9,762,584
                                                    ==========

NOTE F - LOANS FROM RELATED PARTIES - UNSECURED

         Loans from related parties are unsecured, non-interest bearing with no maturity date and are payable primarily to a major stockholder. The total amounts due at December 31, 2003 and 2002 are $8,287,674 and $902,395, respectively. Had similar funding been obtained at a financial institution, an interest charge of approximately $600,000 and $72,000 would have been capitalized for the years ending December 31, 2003 and 2002, respectively.

NOTE G - INCOME TAXES AND DEFERRED INCOME TAXES

         The provision for income taxes on income consists of the following at:

                                                 December 31,
                                           ------------------------
                                              2003            2002
                                           --------        --------
             Current                       $177,898        $ 18,384
             Deferred                        59,685           3,496
                                           --------        --------
                                           $237,583        $ 21,880
                                           ========        ========


                                      F10

              AUSTRALIAN AGRICULTURE AND PROPERTY DEVELOPMENT CORP.
            (Formerly Global Wireless Satellite Networks [USA], Inc.)

               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2003


NOTE G - INCOME TAXES AND DEFERRED INCOME TAXES (CONTINUED)

         Provisions for taxes are based on taxes payable for the current year and deferred taxes on temporary differences between the amount of taxable income and pre-tax financial income. Deferred tax liabilities are included in the financial statements at current income tax rates applicable to the period in which the deferred tax liabilities are expected to be settled as prescribed in FASB No. 109, Accounting for IncomeTaxes. As changes in tax laws or rates are exacted, deferred tax liabilities are adjusted through the provision for income taxes. Provisions for income taxes reflected in the Statement of Operations approximate the Australian statutory tax rate of 30%.

NOTE H - STOCKHOLDERS' EQUITY

         Under Australian tax law, an election may be made to have individual distributions from a trust taxed as a corporation. In 2003, a principal stockholder, prior to the Merger discussed in Note A to the Financial Statements, elected to contribute a gross distribution of $2,435,095 to the Company. The tax on the distribution aggregated $730,528 leaving an amount of $1,704,567 reflected as additional paid-in-capital.

NOTE I - COMMITMENTS AND CONTINGENCIES

         In connection with the Merger discussed in Note 1 to the Financial Statements, the Company has committed to register with the Securities and Exchange Commission 5,000,000 shares of the 85,000,000 shares issued. These shares were issued to consultants related to the Company and will be registered with the SEC under form S-8. Accordingly, when the shares are registered, stock based compensation will be recorded based upon the market value at day of registration.

         On September 4, 2004, the date of the Merger, the new controlling stockholders contributed $250,000 to the Company for working capital.


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